UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): January 11, 2011

Pole Perfect Studios, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-150616	74-3237581
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2007 Enterprise Avenue

League City, Texas 77573

(Address of principal executive offices)

Telephone – (281) 538-5938

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

     .      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

     .      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 11, 2011, our Board of Directors approved the amendment of our Bylaws, whereby our Bylaws were amended and restated in their entirety.  A copy of the Amended and Restated Bylaws is attached hereto as Exhibit 3.1.

Item 9.01  Financial Statement and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pole Perfect Studios, Inc.

Date: January 12, 2011	By: /s/ Thomas Lapinski
Thomas Lapinski
President and Chief Executive Officer

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